UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2015

DELTA AIR LINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05424	58-0218548
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 20706, Atlanta, Georgia 30320-6001

(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 715-2600

Registrant’s Web site address: www.delta.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 20, 2015, the Board of Directors of Delta Air Lines, Inc. (“Delta”) elected Thomas E. Donilon to Delta’s Board of Directors. The Board of Directors appointed Mr. Donilon to serve on the Board’s Safety and Security Committee and Finance Committee. Mr. Donilon will be compensated for his service as a director on the same basis as other non-employee directors of Delta. Compensation for Delta’s non-employee directors is described in Delta’s Proxy Statement for its 2014 annual meeting of stockholders as filed with the SEC on May 12, 2014.

A copy of Delta’s press release announcing Mr. Donilon’s election to the Board of Directors is attached to this report as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	Press Release dated February 20, 2015 titled “Delta Board of Directors Names Tom Donilon as Newest Member”

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA AIR LINES, INC.

By: /s/ Richard B. Hirst
Date: February 20, 2015	Richard B. Hirst Executive Vice President & Chief Legal Officer

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EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Press Release dated February 20, 2015, titled “Delta Board of Directors Names Tom Donilon as Newest Member”

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